UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 31, 2014

OMNITEK ENGINEERING CORP.
 (Exact name of Registrant as specified in its charter)

California
(State or Other Jurisdiction of Incorporation)

000-53955                                                                                  33-0984450
             (Commission File Number)                                                  (IRS Employer Identification No.)

1333 Keystone Way, Suite 101, Vista, California 92081
 (Address of principal executive offices, Zip Code)

 (760) 591-0089
 (Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02          Non-reliance on previously issued financial statements or a related audit report or completed interim review

On October 31, 2014, the Board of Directors of Omnitek Engineering Corp. (the “Company”) concluded that the previously issued financial statements for the fiscal years ended December 31, 2013 and December 31, 2012, including the periodic fiscal quarterly filings from June 30, 2012 through September 30, 2013, failed to account for a derivative liability relating to certain anti-dilution protection provisions of warrants granted in connection with the Company’s 2012 PIPE financing transaction.  The derivative liability affected the related non-cash gain or loss during each of the reporting periods.  Accordingly, readers of the financial statements should no longer rely upon the Company’s foregoing previously released financial statements and related auditors’ reports for these periods or any earnings releases or other communications relating to these periods.

The Board of Directors, upon the recommendation of the Audit Committee, has determined that the Company should correct the foregoing financial statements by filing as soon as practicable, restated financial statements for fiscal 2013 and 2012 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (the “2013 Form 10-K”).  In addition, the Company intends to include in the 2013 Form 10-K restated quarterly financial data for the first three quarters of fiscal 2013 and the two affected quarters within fiscal 2012.  Based on the information regarding prior years that the Company intends to include in its 2013 Form 10-K, the Company does not intend to file amendments to its 2012 Form 10-K or to any of its previously filed Form 10-Qs.

The Company’s Audit Committee has discussed the matters in this Form 8-K pursuant to Item 4.02(a) with the Company’s independent registered public accounting firm, Sadler, Gibb & Associates, LLC, Certified Public Accountants.

Item 9.01         Financial Statements and Exhibits.

Exhibit
Number                      Description

7.1                        November 5, 2014 letter from Sadler Gibb, Certified Public Accountants

99.1                      Press Release dated November 6, 2014
____________________

*
All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNITEK ENGINEERING CORP.

Date:                      November 6, 2014                                          /s/ Werner Funk
____________________________________
By: Werner Funk
Its:  President and CEO